EXHIBIT 10.11

FIRST AMENDMENT TO

LICENSE AGREEMENT

between

PHARMASSET, INC.

and

RFS PHARMA LLC

This First Amendment to License Agreement (“First Amendment”) is effective as of this 13th day of February, 2006 (the “Effective Date”), by and between Pharmasset, Inc., a Delaware corporation having its principal place of business at 303-A College Road East, Princeton, New Jersey 08540 (“Pharmasset”), and RFS Pharma LLC, a Georgia limited liability company having its principal place of business at 2881 Peachtree Road N.E., Atlanta, Georgia 30305 (“RFSP”). Pharmasset and RFSP are each referred to individually as a “Party” and together as the “Parties.”

RECITALS:

WHEREAS, Pharmasset and RFSP are parties to a License Agreement, dated February 10, 2006 (the “Agreement”);

WHEREAS, Pharmasset and RFSP wish to amend the Agreement as set forth in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows:

1. All terms used in this First Amendment and not otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

2. Section 7.4 “Direct License” shall be amended by adding the following text to the end of Section 7.4:

Termination of the University License Agreement with respect to the Licensed Products for any reason whatsoever shall be considered a material breach of this Agreement by RFSP subject to the provisions of Section 10.3.

3. All other terms and conditions of the Agreement shall remain in full force and effect.

4. The Agreement, as amended by this First Amendment, constitutes the entire agreement between Parties regarding the subject matter contained herein.

5. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have hereunto set their hands and duly executed this Amendment effective on the Effective Date by representatives who are authorized to act on behalf of and legally bind their respective organizations.

PHARMASSET, INC.	RFS PHARMA LLC

/s/ Kurt Leutzinger	/s/ Raymond Schinazi
Kurt Leutzinger	Raymond F. Schinazi, Ph.D.
Chief Financial Officer	Manager

First Amendment to License Agreement	Page 2 of 2
between Pharmasset, Inc. and RFS Pharma LLC